UNITED STATES
		  SECURITIES AND EXCHANGE COMMISSION
		        WASHINGTON, D.C.  20549

			       FORM 8-K

	Current Report Pursuant to Section 13 or 15(d) of
		The Securities Exchange Act of 1934

	                     February 8, 2007
	Date of Report (Date of earliest event reported)

                            TelVue Corporation
    (Exact name of registrant as specified in its charter)

	Delaware	        0-17170         51-0299879
(State or other jurisdiction  (Commission    (I.R.S. Employer
  of incorporation)            File Number)   Identification No.)


			16000 Horizon Way, Suite 500,
			Mt. Laurel, New Jersey  08054
		(Address of principal executive offices)


  	     		       856-273-8888
 	  (Registrant's telephone number, including area code)


                                    N/A
                     (Former name or former address,
		      if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__	Written communications pursuant to Rule 425 under the Securities Act
  	(17 CFR 230.425)

__	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 	(17 CFR 240.14a-12)

__	Pre-commencement communications pursuant to Rule 14d-2(b) under the
 	Exchange Act(17 CFR 240.14d-2(b))

__	Pre-commencement communications pursuant to Rule 13e-4(c) under the
 	Exchange Act(17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

	On February 8, 2007, TelVue Corporation ("TelVue") entered into a Separation and Release Agreement (the "Agreement") with Irene DeZwaan
("Ms. DeZwaan"), Chief Financial Officer, and principal accounting officer, of TelVue. Pursuant to the Agreement, TelVue and Ms. DeZwaan agree that she will resign as an officer and employee of TelVue effective as of the later of March 31, 2007 or the filing of TelVue's 2006 Annual Report on Form 10-K with the Securities and Exchange Commission (the "Termination Date"). The Agreement obligates TelVue to pay Ms. DeZwaan seventeen (17) weeks of severance pay beginning on the Termination Date, and contains customary representations and covenants made by Ms. DeZwaan, including nondisclosure of confidential information. Ms. DeZwaan's resignation is not due to any disagreement or dispute with TelVue.

                                SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: February 8, 2007              TelVue Corporation


                                    By:    /s/ Joseph Murphy
                                    Name:  Joseph Murphy
                                    Title: President and Chief Executive Officer